                                                                   EXHIBIT 10.11

     Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[***]" inserted in place of such confidential information.

                        SILICON METAL PURCHASE AGREEMENT
                      WABASH ALLOYS, L.L.C. - SIMCALA, INC.


ITEM:          [********] Grade Silicon Metal
                          Iron:       [**********]
                          Calcium:    [**********]
               [********] Grade Silicon Metal
                          Iron:       [**********]
                          Calcium:    [**********]
               [********] Grade Silicon Metal
                          Iron:       [**********]
                          Calcium:    [**********]

               Size: [******************************************]

               Shipment in bulk truckload quantities.

DURATION:      January 1, 1999 through December 31, 2001

QUANTITY:      [******] Grade:      [**] truckloads/month ([******] tons/year)
               [******] Grade:      [**] truckloads/month ([******] tons/year)
               [******] Grade:      [**] truckloads/month ([******] tons/year)
               [******] grade may be substituted when [**] grade not available.
               Additional tonnage as mutually agreed upon (both companies flexible).

TERMS:         [************************************************]
               [*********************************************************]
               Review [****************************] (if necessary).

PRICE:         The [******] grade price effective January 1, 1999 is [******]/pound.
               This price will be [***********************************************
               *******************************************************************
               *******************************************************************
               *******************************************************************
               ********].  The [******] grade price will be [*********************].
               The [******] grade price will be [*********************]. The [******]
               grade price will be [*************************************************
               **********************************************************************
               ********************************************].

CANCEL:        Must be written with six (6) month's advance notice.


         /s/                                       12/30/98
----------------------------              --------------------------
Wabash Alloys, L.L.C.                     Date


   /s/ C. E. Boardwine                             12/30/98
----------------------------              --------------------------
SIMCALA, Inc.                             Date